EXHIBIT 10(a)





           WEINICK
               SANDERS
                  LEVENTHAL & CO., LLP
                                                                   1515 BROADWAY
                                                                  NEW YORK, N.Y.
                                                                      10036-5788
--------------------------------------------------------------------------------
                    CERTIFIED PUBLIC ACCOUNTANTS                    212-869-3333
                                                                FAX 212-764-3060
                                                                   WWW.WSLCO.COM





                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)








We consent to the use in the Registration Statement of SearchHelp, Inc. on Form SB-2 under the Securities Act of 1933 of our report dated March 15, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus.







                                        /s/ WEINICK SANDERS LEVENTHAL & CO., LLP




New York, New York
August 2, 2002